Item 30. Exhibit (n) ii. a.

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Roger W. Crandall, Director, President, and Chief Executive Officer of both C.M. Life Insurance Company (“C.M. Life”) and MML Bay State Life Insurance Company (“MML Bay State”), appoints Michael J. O’Connor, General Counsel of C.M. Life and MML Bay State, Gary F. Murtagh, Vice President of C.M. Life and MML Bay State, and John E. Deitelbaum, Senior Vice President of C.M. Life and MML Bay State (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, President, and Chief Executive Officer, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the C.M. Life and MML Bay State separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
C.M. Life Variable Life Separate Account I	333-[TBD - Apex], 333-259818, 333-49457, 333-88493, 333-41667, 033-91072 811-09020
C.M. Multi Account A	033-61679, 333-80991, 333-95845 811-08698
Panorama Plus Separate Account	033-45122 811-06530
MML Bay State Variable Life Separate Account I	033-82060, 033-19605, 002-78828, 811-03542
MML Bay State Variable Annuity Separate Account 1	033-76920 811-08450

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable C.M. Life and MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the C.M. Life and MML Bay State separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 21st day of July, 2023, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Roger W. Crandall

Roger W. Crandall, Director, President, and Chief Executive Officer

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Michael J. O’Connor, Director and General Counsel of both C.M. Life Insurance Company (“C.M. Life”) and MML Bay State Life Insurance Company (“MML Bay State”), appoints Gary F. Murtagh, Vice President of C.M. Life and MML Bay State, and John E. Deitelbaum, Senior Vice President of C.M. Life and MML Bay State (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the C.M. Life and MML Bay State separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
C.M. Life Variable Life Separate Account I	333-[TBD - Apex], 333-259818, 333-49457, 333-88493, 333-41667, 033-91072 811-09020
C.M. Multi Account A	033-61679, 333-80991, 333-95845 811-08698
Panorama Plus Separate Account	033-45122 811-06530
MML Bay State Variable Life Separate Account I	033-82060, 033-19605, 002-78828, 811-03542
MML Bay State Variable Annuity Separate Account 1	033-76920 811-08450

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable C.M. Life and MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the C.M. Life and MML Bay State separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 26th day of July, 2023, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Michael J. O’Connor

Michael J. O’Connor, Director and General Counsel

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Paul A. LaPiana, Director and Executive Vice President of both C.M. Life Insurance Company (“C.M. Life”) and MML Bay State Life Insurance Company (“MML Bay State”), appoints Michael J. O’Connor, General Counsel of C.M. Life and MML Bay State, Gary F. Murtagh, Vice President of C.M. Life and MML Bay State, and John E. Deitelbaum, Senior Vice President of C.M. Life and MML Bay State (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Director, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the C.M. Life and MML Bay State separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
C.M. Life Variable Life Separate Account I	333-[TBD - Apex], 333-259818, 333-49457, 333-88493, 333-41667, 033-91072 811-09020
C.M. Multi Account A	033-61679, 333-80991, 333-95845 811-08698
Panorama Plus Separate Account	033-45122 811-06530
MML Bay State Variable Life Separate Account I	033-82060, 033-19605, 002-78828, 811-03542
MML Bay State Variable Annuity Separate Account 1	033-76920 811-08450

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable C.M. Life and MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the C.M. Life and MML Bay State separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 24th day of July, 2023, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Paul A. LaPiana

Paul A. LaPiana, Director and Executive Vice President

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Elizabeth A. Ward, Director, Executive Vice President, and Chief Financial Officer of both C.M. Life Insurance Company (“C.M. Life”) and MML Bay State Life Insurance Company (“MML Bay State”), appoints Michael J. O’Connor, General Counsel of C.M. Life and MML Bay State, Gary F. Murtagh, Vice President of C.M. Life and MML Bay State, and John E. Deitelbaum, Senior Vice President of C.M. Life and MML Bay State (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in her capacity as Director and Chief Financial Officer, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the C.M. Life and MML Bay State separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
C.M. Life Variable Life Separate Account I	333-[TBD - Apex], 333-259818, 333-49457, 333-88493, 333-41667, 033-91072 811-09020
C.M. Multi Account A	033-61679, 333-80991, 333-95845 811-08698
Panorama Plus Separate Account	033-45122 811-06530
MML Bay State Variable Life Separate Account I	033-82060, 033-19605, 002-78828, 811-03542
MML Bay State Variable Annuity Separate Account 1	033-76920 811-08450

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable C.M. Life and MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the C.M. Life and MML Bay State separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set her hand this 26th day of July, 2023, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Elizabeth A. Ward

Elizabeth A. Ward, Director, Executive Vice President, and Chief Financial Officer

POWER OF ATTORNEY: VARIABLE INSURANCE PRODUCT FILINGS

The Undersigned, Sean Newth, Senior Vice President and Corporate Controller of both C.M. Life Insurance Company (“C.M. Life”) and MML Bay State Life Insurance Company (“MML Bay State”), appoints Michael J. O’Connor, General Counsel of C.M. Life and MML Bay State, Gary F. Murtagh, Vice President of C.M. Life and MML Bay State, and John E. Deitelbaum, Senior Vice President of C.M. Life and MML Bay State (collectively referred to hereafter as “Attorneys”), as the Undersigned’s true and lawful attorneys and agents, each with full power to act individually.

This Power of Attorney authorizes each such Attorney to sign the Undersigned’s name, solely in his capacity as Corporate Controller, to any registration statements, amendments thereto, reports, or documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, (collectively, the “Acts”), relating to the C.M. Life and MML Bay State separate accounts and variable insurance product registration statements listed below:

Separate Account Name	Registration Statement Numbers
C.M. Life Variable Life Separate Account I	333-[TBD - Apex], 333-259818, 333-49457, 333-88493, 333-41667, 033-91072 811-09020
C.M. Multi Account A	033-61679, 333-80991, 333-95845 811-08698
Panorama Plus Separate Account	033-45122 811-06530
MML Bay State Variable Life Separate Account I	033-82060, 033-19605, 002-78828, 811-03542
MML Bay State Variable Annuity Separate Account 1	033-76920 811-08450

Such Attorneys shall have full authority to take any action and execute all instruments they deem necessary or advisable to enable C.M. Life and MML Bay State to comply with the Acts and any rule, regulation, order or other requirement of the Securities and Exchange Commission.

This Power of Attorney hereby revokes any powers of attorney previously given by the Undersigned relating to the C.M. Life and MML Bay State separate accounts listed above, provided that this revocation shall not affect the exercise of such power prior to the date hereof. This Power of Attorney shall not be affected by subsequent disability or incapacity of the Undersigned.

The Undersigned has set his hand this 25th day of July, 2023, in the City of Springfield, Commonwealth of Massachusetts.

/s/ Sean Newth

Sean Newth, Senior Vice President and Corporate Controller